UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2015

PureSafe Water Systems, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-30544
(State or other jurisdiction of incorporation)	(Commission File Number)

485 Underhill Blvd., Suite 200, Syosset, NY	11791
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 208-8250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a -12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

On February 6, 2015, the Company filed an 8K for the resignation of its independent registered accounting firm.  However, the 8K was filed with exhibit 16.1, prior to Marcum completing their review of such 8K, and Marcum did not authorize the filing of such exhibit. This 8-K/A is being filed, since Marcum has now completed their review.

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)

On February 6, 2015, the Board of Directors of the Company accepted the resignation of Marcum LLP, its independent registered public accounting firm. On the same date, February 6, 2015, the accounting firm of John Scrudato CPA was engaged as the Company's new independent registered public accounting firm, to audit the Company’s financial statements for its fiscal year ending December 31, 2014. From the date that Marcum LLP were engaged, April 25, 2003, to the present time, or any other period of time, the reports of Marcum LLP on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of Marcum LLP as to the Company’s financial statements for its fiscal years ended December 31, 2012 and December 31, 2013, were modified for uncertainty due to the substantial doubt about the Company’s ability to continue as a going concern.

During the Company's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Marcum LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Marcum LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements and no “reportable events” as defined in item 304(a)(i)(v) of Regulation S-K were communicated except certain material weaknesses in the internal controls over financial reporting as discussed in the Form 10-K for the years ended December 31, 2013 and 2012.

The Company has requested that Marcum LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K/A.

(b)

On February 6, 2015, the Company engaged John Scrudato CPA as its independent registered public accounting firm. During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted John Scrudato CPA regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a)

Exhibits:

Exhibit No.	Description
16.1	Letter on change in certifying accountant from Marcum LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Puresafe Water Systems, Inc.

Date: February 9, 2015

By: /s/ Leslie Kessler

Leslie Kessler

Chief Executive Officer

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